Exhibit 8.1
List of subsidiaries and associated companies
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Subsidiaries
Germany (149 companies)
A. Friedr. Flender Grundstücksmanagementgesellschaft mbH & Co. OHG, Munich
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
Anlagen- und Rohrleitungsbau Ratingen GmbH, Ratingen
applied international informatics GmbH, Berlin
Atecs Mannesmann GmbH, Dusseldorf
Atecs Mannesmann Unterstützungskasse GmbH, Mülheim an der Ruhr
Audio Service GmbH, Herford
Berliner Vermögensverwaltung GmbH, Berlin
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
DA Creative GmbH, Munich
Dade Behring Beteiligungs GmbH, Eschborn
Dade Behring Grundstücks GmbH, Marburg
DPC Holding GmbH, Eschborn
Ecue Control GmbH, Paderborn
EDI – USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
EDI – USS Verwaltungsgesellschaft mbH, Munich
ELIN Energietechnik GmbH, Berlin
energy4u GmbH, Karlsruhe
ETM Deutschland GmbH, Laatzen
evosoft GmbH, Nuremberg
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
GHG Vermögensverwaltungs-GmbH & Co. KG i.L., Grünwald
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
ILLIT Grundstücksverwaltungs-Management GmbH, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
Industrieschutz Assekuranz-Vermittlung GmbH, Mülheim a. d. Ruhr
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
itp Finanzservice Verwaltungsgesellschaft GmbH, Salzkotten
Jawa Power Holding GmbH, Erlangen
KompTime GmbH, Munich
Kyros 5 Beteiligungsgesellschaft mbH, Munich
Kyros 40 GmbH, Munich
Kyros 2849 GmbH, Munich
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Loher GmbH, Ruhstorf a.d. Rott
Mannesmann Demag Krauss-Maffei GmbH, Munich
Mechanik Center Erlangen GmbH, Erlangen
messMa GmbH, Irxleben
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Tübingen
OSRAM GmbH, Munich

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
OSRAM Opto Semiconductors GmbH, Regensburg
Partikeltherapiezentrum Kiel Holding GmbH, Erlangen
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
REMECH Systemtechnik GmbH, Kamsdorf
RISICOM Rückversicherung AG, Grünwald
Ruhrpilot Betriebsgesellschaft GmbH i.L., Essen
Ruhrtal Hochspannungsgeräte GmbH, Bochum
SiCED Electronics Development GmbH & Co. KG, Erlangen
SiCED Electronics Development Verwaltungs-GmbH, Erlangen
Siemens Audiologische Technik GmbH, Erlangen
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Electronic Design and Manufacturing Management GmbH, Erlangen
Siemens Electronics Assembly Systems GmbH & Co. KG, Munich
Siemens Electronics Assembly Systems Management GmbH, Munich
Siemens Energy Automation GmbH, Erlangen
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH & Co. KG, Freiberg
Siemens Fuel Gasification Technology Verwaltungs GmbH, Freiberg
Siemens Geared Motors Gesellschaft mit beschränkter Haftung, Tübingen
Siemens Global Innovation Partners Management GmbH, Munich
Siemens Gusstechnik GmbH, Chemnitz
Siemens Healthcare Diagnostics GmbH, Eschborn
Siemens Healthcare Diagnostics Holding GmbH, Eschborn
Siemens Healthcare Diagnostics Products GmbH, Marburg
Siemens Immobilien Chemnitz-Voerde GmbH, Grünwald
Siemens Industrial Turbomachinery GmbH, Duisburg
Siemens Industriegetriebe GmbH, Penig
Siemens Industriepark Karlsruhe GmbH & Co. KG, Grünwald
Siemens Industry Software GmbH & Co. KG, Schwelm
Siemens Industry Software Management GmbH, Schwelm
Siemens IT Dienstleistung und Beratung GmbH, Gelsenkirchen
Siemens IT Solutions and Services GmbH, Munich
Siemens IT Solutions and Services Management GmbH, Munich
Siemens IT Solutions and Services Verwaltungs-GmbH, Munich
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Power Control GmbH, Langen
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Grünwald
Siemens Real Estate Management GmbH, Grünwald
Siemens Spezial-Investmentaktiengesellschaft mit TGV, Frankfurt am Main
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Mülheim GmbH & Co. KG, Mülheim a. d. Ruhr
Siemens Technopark Mülheim Verwaltungs-GmbH, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg GmbH & Co. KG, Nuremberg
Siemens Technopark Nürnberg Verwaltungs GmbH, Nuremberg

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Treasury GmbH, Munich
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens Venture Capital Energy GmbH, Munich
Siemens Venture Capital GmbH, Munich
Siemens Venture Capital Healthcare GmbH, Munich
Siemens Venture Capital Industry GmbH, Munich
Siemens Wind Power GmbH, Bremen
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH & Co. KG, Munich
SIMAR Nordost Grundstücks-GmbH, Munich
SIMAR Nordwest Grundstücks-GmbH, Munich
SIMAR Ost Grundstücks-GmbH, Munich
SIMAR Süd Grundstücks-GmbH, Munich
SIMAR West Grundstücks-GmbH, Munich
SIMOS Real Estate GmbH, Munich
sinius GmbH, Munich
SKAG Fonds S7, Munich
SKAG Fonds S8, Munich
SKAG Principals, Munich
Steinmüller Engineering GmbH, Gummersbach
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH, Erlangen
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
TLT-Turbo GmbH, Zweibrücken
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
Vermietungsgesellschaft Objekt 12 GmbH & Co. Objekt München KG i.L., Dusseldorf
Vertacross Verwaltungsgesellschaft mbH i.L., Nuremberg
Verwaltung Poolbeg Vermiet GmbH, Munich
VIB Verkehrsinformationsagentur Bayern GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin
VR-LEASING IKANA GmbH & Co. Immobilien KG, Eschborn
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Wallace & Tiernan GmbH, Günzburg
Weiss Spindeltechnologie GmbH, Schweinfurt
Wesmag Wesler Maschinenbau GmbH, Wesel
Winergy AG, Voerde
WIVERTIS Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Wiesbaden
Europe (without Germany) (292 companies)
Oktopus S.A./N.V., Brussels/Belgium
SDRC Belgium N.V./S.A., Brussels/Belgium
Siemens Healthcare Diagnostics SA, Brussels/Belgium
Siemens Healthcare Diagnostics Services Sprl, Brussels/Belgium
Siemens IT Solutions and Services S.A., Anderlecht/Belgium
Siemens Product Lifecycle Management Software (BE) NV, Zaventem/Belgium
Siemens Product Lifecycle Management Software II (BE) BVBA, Zaventem/Belgium
Siemens S.A./N.V., Anderlecht/Belgium
OSRAM d.o.o., Mostar/Bosnia and Herzegowina
Siemens d.o.o., Banja Luka/Bosnia and Herzegowina
Siemens d.o.o. Sarajevo, Sarajevo/Bosnia and Herzegowina
OSRAM EOOD, Sofia/Bulgaria
Security Management Technologies Bulgaria EOOD, Sofia/Bulgaria
Siemens EOOD, Sofia/Bulgaria

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens IT Solutions and Services EOOD, Sofia/Bulgaria
Bewator Antech A/S, Ballerup/Denmark
OSRAM A/S, Taastrup/Denmark
Siemens A/S, Ballerup/Denmark
Siemens Healthcare Diagnostics ApS, Ballerup/Denmark
Siemens Höreapparater A/S, Copenhagen/Denmark
Siemens Industry Software A/S, Alleroed, Allerød/Denmark
Siemens IT Solutions and Services A/S, Taastrup/Denmark
Siemens Turbomachinery Equipment A/S, Helsingor/Denmark
Siemens Wind Power A/S, Brande/Denmark
Osaühing Siemens Medical Solutions Diagnostics, Tallinn/Estonia
OY OSRAM AB, Vantaa/Finland
Siemens Healthcare Diagnostics OY, Espoo/Finland
Siemens IT Solutions and Services Oy, Espoo/Finland
Siemens Osakeyhtiö, Espoo/Finland
ELAN SOFTWARE SYSTEMS, Toulouse/France
Flender-Graffenstaden SAS, Illkirch-Graffenstaden/France
OSRAM S.A.S.U., Molsheim/France
PETNET Solutions SAS, Saint-Denis/France
Siemens Audiologie S.A., Saint-Denis/France
Siemens Electronics Assembly Systems SAS, Bussy-Saint-Georges/France
Siemens Financial Services SAS, Saint-Denis/France
Siemens France Holding S.A.S., Saint-Denis/France
Siemens Health Services France S.A.S., Bidart/France
Siemens Healthcare Diagnostics S.A.S., Paris/France
Siemens IT Solutions and Services France SAS, Bobigny/France
Siemens Lease Services SAS, Saint-Denis/France
Siemens Product Lifecycle Management Software (FR) SAS, Vélizy Villacoublay/France
Siemens S.A.S., Saint-Denis/France
Siemens Transmission & Distribution SAS, Grenoble/France
Siemens VAI Metals Technologies SAS, Saint Chamond/France
Trench France S.A.S., Saint Louis/France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar/Gibraltar
Kintec A.E., Athens/Greece
OSRAM A.E., Athens/Greece
Project Management Company A.E., Athens/Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens/Greece
Siemens Healthcare Diagnostics ABEE, Iraklio Attikis/Greece
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire/Great Britain
Broadcastle Ltd., Stoke Poges, Buckinghamshire/Great Britain
Electrium Sales Limited, Frimley, Surrey/Great Britain
Europlex Technologies UK Limited, Bedford, Bedfordshire/Great Britain
GyM Renewables Limited, Frimley, Camberley/Great Britain
GyM Renewables ONE Limited, Frimley, Camberley/Great Britain
OSRAM Ltd., Langley, Berkshire/Great Britain
Siemens Electronics Assembly Systems Ltd, Frimley/Great Britain
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire/Great Britain
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire/Great Britain
Siemens Flow Instruments Ltd., Stonehouse, Gloucestershire/Great Britain
Siemens Healthcare Diagnostics Ltd., Camberley/Great Britain
Siemens Healthcare Diagnostics Manufacturing Ltd, Frimley, Surrey/Great Britain
Siemens Healthcare Diagnostics Products Ltd, Llanberis, Gwynedd/Great Britain
Siemens Hearing Instruments Ltd., Crawley, Sussex/Great Britain
Siemens Holdings plc, Frimley, Surrey/Great Britain
Siemens Industrial Turbomachinery Ltd., Lincoln, Lincolnshire/Great Britain
Siemens Industry Software Limited, Camberley, Surrey/Great Britain
Siemens IT Solutions and Services Ltd., Camberley, Surrey/Great Britain
Siemens plc, Frimley, Surrey/Great Britain
Siemens Product Lifecycle Management Software II (GB) Ltd, Camberley, Surrey/Great Britain

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Protection Devices Limited, Frimley, Surrey/Great Britain
Siemens Real Estate Ltd., Frimley, Surrey/Great Britain
Siemens Transmission & Distribution Limited, Frimley, Surrey/Great Britain
Siemens VAI Metals Technologies Limited, Sheffield, South Yorkshire/Great Britain
Trench (UK) Ltd., Hebburn, Tyne and Wear/Great Britain
VA TECH (UK) Ltd., Frimley, Surrey/Great Britain
VA TECH Reyrolle (Overseas Projects) Ltd., Frimley, Surrey/Great Britain
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey/Great Britain
VA TECH T & D UK Ltd., Frimley, Surrey/Great Britain
VTW Anlagen UK Ltd., Banbury, Oxfordshire/Great Britain
Bonus Wind Turbine Ireland Limited, Dublin/Ireland
Europlex Technologies (Ireland) Limited, Dublin/Ireland
iMetrex Technologies Limited, Dublin/Ireland
Siemens IT Solutions and Services Ltd, Dublin/Ireland
Siemens Ltd., Dublin/Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Dublin/Ireland
SIIC International Limited, Dublin/Ireland
UGS Holdings (Central Europe) Limited, Dublin/Ireland
UGS Holdings (Europe) Limited, Dublin/Ireland
HV-Turbo Italia S.r.l., Mornago/Italy
Nuova Magrini Galileo S.p.A. in Liquidazione, Bergamo/Italy
OSRAM S.p.A. Società Riunite OSRAM-Edison-Clerici, Milan/Italy
Siemens Electronics Assembly Sytems S.r.l., Milan/Italy
Siemens Finanziaria S.p.A. in Liquidazione, Milan/Italy
Siemens Healthcare Diagnostics S.r.l., Milan/Italy
Siemens Hearing Instruments Italy S.r.l., Milan/Italy
Siemens Holding S.p.A., Milan/Italy
Siemens Industry Software S.r.l, Milan/Italy
Siemens IT Solutions and Services S.p.A., Milan/Italy
Siemens Renting S.p.A. in Liquidazione, Milan/Italy
Siemens S.p.A., Milan/Italy
Siemens Transformers S.p.A., Trento/Italy
Siemens VAI Metals Technologies S.r.l., Marnate/Italy
Trench Italia S.r.l., Savona/Italy
TurboCare S.p.A., Turin/Italy
DPC d.o.o. “u likvidaciji” Zagreb, Zagreb/Croatia
Koncar Power Transformers Ltd., Zagreb/Croatia
OSRAM d.o.o., Zagreb/Croatia
Siemens d.d., Zagreb/Croatia
Siemens IT Solutions and Services d.o.o., Zagreb/Croatia
SIA Siemens Medical Solutions Diagnostics, Riga/Latvia
UAB Siemens Medical Solutions Diagnostics, Vilnius/Lithuania
Siemens IT Solutions and Services Finance SA, Luxemburg/Luxemburg
Tecnomatix Technologies SARL, Luxemburg/Luxemburg
TFM International S.A. i.L., Luxemburg/Luxemburg
Siemens S.r.l., Chisinau/Moldova
Siemens d.o.o. Podgorica, Podgorica/Montenegro
OSRAM Benelux B.V., Capelle a/d Ijssel/Netherlands
Siemens Audiologie Techniek B.V., The Hague/Netherlands
Siemens Building Technologies Holding B.V., Zoetermeer/Netherlands
Siemens Diagnostics Holding II B.V., The Hague/Netherlands
Siemens Finance B.V., The Hague/Netherlands
Siemens Financieringsmaatschappij N.V., The Hague/Netherlands
Siemens Healthcare Diagnostics B.V., Breda/Netherlands
Siemens Industrial Turbomachinery B.V., Hengelo/Netherlands
Siemens Industry Software B.V., Capelle aan den IJssel/Netherlands
Siemens International Holding B.V., The Hague/Netherlands
Siemens IT Solution and Services B.V., The Hague/Netherlands
Siemens Lease B.V., The Hague/Netherlands

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Medical Solutions Diagnostics Holding I B.V., The Hague/Netherlands
Siemens Nederland N.V., The Hague/Netherlands
Traxon Technologies EU B.V., Barendrecht/Netherlands
TurboCare B.V., Hengelo/Netherlands
OSRAM AS, Baerum/Norway
Siemens AS, Oslo/Norway
Siemens Business Services AS, Oslo/Norway
Siemens Healthcare Diagnostics AS, Oslo/Norway
Siemens Höreapparater AS, Lillestroem/Norway
addIT Dienstleistungen GmbH & Co KG, Klagenfurt/Austria
addIT Dienstleistungs GmbH, Klagenfurt/Austria
Arbeitsmarktservice BetriebsgmbH, Vienna/Austria
Arbeitsmarktservice BetriebsgmbH & Co KG, Vienna/Austria
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna/Austria
ELIN EBG Traction GmbH, Vienna/Austria
ETM professional control GmbH, Eisenstadt/Austria
FSG Financial Services GmbH, Vienna/Austria
Hochquellstrom-Vertriebs GmbH, Vienna/Austria
Innovest 2007, Vienna/Austria
INNOVEST Kapitalanlage AG, Vienna/Austria
ITH icoserve technology for healthcare GmbH, Innsbruck/Austria
KDAG Beteiligungen GmbH, Vienna/Austria
Landis & Staefa (Österreich) GmbH, Vienna/Austria
Landis & Staefa GmbH, Vienna/Austria
OSRAM GmbH, Vienna/Austria
Saudi VOEST-ALPINE GmbH, Linz/Austria
SIELOG Systemlogik GmbH, Vienna/Austria
Siemens Aktiengesellschaft Österreich, Vienna/Austria
Siemens Electronics Assembly Systems GmbH, Vienna/Austria
Siemens Electronics Assembly Systems GmbH & Co KG, Vienna/Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna/Austria
Siemens Healthcare Diagnostics GmbH, Vienna/Austria
Siemens Industry Software GmbH, Klagenfurt/Austria
Siemens Konzernbeteiligungen GmbH, Vienna/Austria
Siemens Liegenschaftsverwaltung GmbH, Vienna/Austria
Siemens Mitarbeitervorsorgekasse AG, Vienna/Austria
Siemens Pensionskasse AG, Vienna/Austria
Siemens Personaldienstleistungen GmbH, Vienna/Austria
Siemens Personaldienstleistungen GmbH & Co KG, Vienna/Austria
Siemens Product Lifecycle Management Software (AT) GmbH in Liqu., Linz/Austria
Siemens Transformers Austria GmbH, Vienna/Austria
Siemens Transformers Austria GmbH & Co KG, Vienna/Austria
Siemens VAI Metals Technologies GmbH, Linz/Austria
Steiermärkische Medizinarchiv GesmbH, Graz/Austria
Trench Austria GmbH, Leonding/Austria
TSG EDV-Terminal-Service Ges.m.b.H., Vienna/Austria
unit-IT Dienstleistungs GmbH, Linz/Austria
unit-IT Dienstleistungs GmbH & Co KG, Linz/Austria
VA TECH Vermögensverwaltung AG in Liqu, Linz/Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna/Austria
Audio SAT Sp. z o.o., Poznan/Poland
DPC Polska Sp. z o.o., Cracow/Poland
OSRAM Sp. z o.o., Warsaw/Poland
Siemens Finance Sp. z o.o., Warsaw/Poland
Siemens Healthcare Diagnostics Sp. z o.o., Warsaw/Poland
Siemens IT Solutions and Services Sp. z o.o., Warsaw/Poland
Siemens Product Lifecycle Management Software (PL) Sp. z.o.o., Warsaw/Poland
Siemens Sp. z o.o., Warsaw/Poland
TurboCare Poland Spólka Akcyjna, Lubliniec/Poland

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
TurboCare Sp. z o.o., Breslau/Poland
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon/Portugal
Siemens Healthcare Diagnostics, Unipessoal Lda., Amadora/Portugal
Siemens IT Solutions and Services, Unipessoal, Lda, Amadora/Portugal
Siemens S.A., Amadora/Portugal
OSRAM Romania S.R.L., Bucharest/Romania
SIEMENS (AUSTRIA) PROIECT SPITAL COLTEA SRL, Bucharest/Romania
Siemens IT Solutions and Services s.r.l., Bucharest/Romania
Siemens Program and System Engineering S.R.L., Brasov/Romania
Siemens S.R.L., Bucharest/Romania
SIMEA SIBIU S.R.L., Sibiu/Romania
OAO OSRAM, Smolensk/Russian Federation
OOO Legion II, Moskau, Moscow/Russian Federation
OOO Legion T2, Moskau, Moscow/Russian Federation
OOO OEZ-R, Moscow/Russian Federation
OOO Russian Turbo Machinery, Perm, Perm/Russian Federation
OOO Siemens, Moscow/Russian Federation
OOO Siemens Elektroprivod, St. Petersburg/Russian Federation
OOO Siemens Elektrozavod High-voltage Engineering, Moscow/Russian Federation
OOO Siemens High Voltage Products, Ufimsker Region/Russian Federation
OOO Siemens Management Infrastruktury y Imuschestwa, Moscow/Russian Federation
OOO Siemens Transformers, Voronezh/Russian Federation
Siemens Product Lifecycle Management Software (RU), Moscow/Russian Federation
OSRAM AB, Stockholm/Sweden
Siemens AB, Upplands Väsby/Sweden
Siemens Electronics Assembly Systems AB, Stockholm/Sweden
Siemens Financial Services AB, Stockholm/Sweden
Siemens Healthcare Diagnostics AB, Södertälje/Sweden
Siemens Industrial Turbomachinery AB, Finspong/Sweden
Siemens Industry Software AB, Kista/Sweden
Siemens IT Solutions and Services AB, Upplands Väsby/Sweden
Tecnomatix Technologies Sweden AB, Kista/Sweden
Dade Behring Diagnostics AG, Düdingen/Switzerland
Huba Control AG, Würenlos/Switzerland
Intercom Telecommunication System AG in Liquidation, Bäch/Switzerland
OSRAM AG, Winterthur/Switzerland
Siemens Audiologie AG, Adliswil/Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug/Switzerland
Siemens Healthcare Diagnostics AG, Zurich/Switzerland
Siemens Industry Software AG, Urdorf/Switzerland
Siemens IT Solutions and Services AG, Zurich/Switzerland
Siemens Leasing AG, Zurich/Switzerland
Siemens Power Holding AG, Zug/Switzerland
Siemens Schweiz AG, Zurich/Switzerland
Stadt/Land Immobilien AG, Zurich/Switzerland
Trench Switzerland AG, Basel/Switzerland
OSRAM d.o.o., Belgrade/Serbia
Siemens d.o.o. Beograd, Belgrade/Serbia
Siemens IT Solutions and Services d.o.o., Belgrade/Serbia
OEZ Slovakia, spol. s r.o., Bratislava/Slovakia
OSRAM Slovakia a.s., Nové Zámky/Slovakia
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava/Slovakia
Siemens IT Solutions and Services s.r.o., Bratislava/Slovakia
Siemens Medical Solutions Diagnostics, s.r.o. i.L., Bratislava/Slovakia
Siemens Program and System Engineering s.r.o., Bratislava/Slovakia
Siemens s.r.o., Bratislava/Slovakia
SIPRIN s.r.o., Bratislava/Slovakia
Siemens d.o.o., Ljubljana/Slovenia
Dade Behring Iberica Holding, S.L., Barcelona/Spain

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Fábrica Electrotécnica Josa, S.A., Barcelona/Spain
OSRAM S.A., Madrid/Spain
Petnet Soluciones, S.L., Sociedad Unipersonal, Madrid/Spain
Siemens Fire & Security Products, S.A., Madrid/Spain
Siemens Healthcare Diagnostics S.L., Barcelona/Spain
Siemens Holding S.L., Madrid/Spain
Siemens IT Solutions and Services Holding, S.L., Madrid/Spain
Siemens IT Solutions and Services, S.L., Madrid/Spain
Siemens Product Lifecycle Management Software (ES), S.L., Barcelona/Spain
Siemens Renting S.A., Madrid/Spain
Siemens S.A., Madrid/Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid/Spain
VAI – INGDESI Automation S.L., Guecho/Spain
ANF DATA spol. s r.o., Prague/Czech Republic
ETS Teplice s.r.o., Teplice/Czech Republic
OEZ s.r.o., Letohrad/Czech Republic
OSRAM Ceska republika s.r.o., Bruntál/Czech Republic
Siemens Audiologická Technika s.r.o., Prague/Czech Republic
Siemens Electric Machines s.r.o., Drasov/Czech Republic
Siemens Engineering a.s., Prague/Czech Republic
Siemens Industrial Turbomachinery s.r.o., Brno/Czech Republic
Siemens IT Solutions and Services, s.r.o., Prague/Czech Republic
Siemens Kolejova vozidla s.r.o., in Liquidation, Prague/Czech Republic
Siemens Product Lifecycle Management Software (CZ) s.r.o., Prague/Czech Republic
Siemens s.r.o., Prague/Czech Republic
OSRAM Ampul Ticaret A.S., Istanbul/Turkey
Siemens Finansal Kiralama A.S., Istanbul/Turkey
Siemens Healthcare Diagnostik Ticaret Limited Sirketi., Istanbul/Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul/Turkey
DP OSRAM Ukraine, Kiew/Ukraine
OOO OEZ Ukraine, Kiew/Ukraine
Siemens Ukraine, Kiew/Ukraine
evosoft Hungary Szamitastechnikai Kft., Budapest/Hungary
OSRAM Kft., Budapest/Hungary
Siemens Audiologiai Technika, Budapest/Hungary
Siemens Erömütechnika Kft., Budapest/Hungary
Siemens Investor Kft., Budapest/Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest/Hungary
Siemens Transzformátor Kft., Budapest/Hungary
Siemens Zrt., Budapest/Hungary
J. N. Kelly Security Holding Limited, Larnaka/Cyprus
Kintec Cyprus Ltd, Larnaka/Cyprus
America (133 companies)
Ingdesi S.A., Buenos Aires/Argentina
OSRAM Argentina S.A.C.I., Buenos Aires/Argentina
Siemens Healthcare Diagnostics S.A., Buenos Aires/Argentina
Siemens IT Services S.A., Buenos Aires/Argentina
Siemens IT Solutions and Services S.A., Buenos Aires/Argentina
Siemens S.A., Buenos Aires/Argentina
VA TECH International Argentina SA, Buenos Aires/Argentina
Siemens Sociedad Anónima, Santa Cruz de la Sierra/Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro/Brazil
Iriel Ind. Com. Sist. Eletr. Ltda., Canoas/Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco/Brazil
Siemens Eletroeletronica Limitada, Manaus/Brazil
Siemens Healthcare Diagnósticos Ltda., São Paulo/Brazil
Siemens Ltda., São Paulo/Brazil
Siemens PLM Software do Brasil Ltda., São Caetano do Sul/Brazil

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Security Services Ltda., São Paulo/Brazil
Siemens Sistemas Para Montagem De Componentes Electronicos Ltda., Sao Paulo/Brazil
Siemens Soluções e Serviços de Tecnologia da Informação Ltda., São Paulo/Brazil
Siemens VAI Metals Services Ltda., Volta Redonda/Brazil
Turbocare Limitada, Sao Paulo, São Paulo/Brazil
VA TECH América do sul Ltda., Rio de Janeiro/Brazil
VAI – INGDESI Automation Ltda., Belo Horizonte/Brazil
Dade Behring Hong Kong Holdings Corporation, Tortola, B.V.I./Virgin Islands(British)
OSRAM Chile Ltda., Santiago de Chile/Chile
Siemens Healthcare Diagnostics S.A., Santiago de Chile/Chile
Siemens S.A., Santiago de Chile/Chile
Siemens Healthcare Diagnostics S.A., San José/Costa Rica
Siemens S.A., San José/Costa Rica
Siemens Healthcare Diagnostics, S.A., Santo Domingo/Dominican Republic
Siemens, S.R.L., Santo Domingo/Dominican Republic
OSRAM del Ecuador S.A., Guayaquil/Ecuador
Siemens S.A., Quito/Ecuador
Siemens S.A., San Salvador/El Salvador
Siemens Healthcare Diagnostics, S.A., Guatemala City/Guatemala
Siemens S.A., Guatemala City/Guatemala
Siemens S.A., Tegucigalpa/Honduras
Dade Behring Holdings Hong Kong Ltd., Grand Cayman, Cayman Islands/Cayman Islands
Siemens Healthcare Diagnostics Manufacturing Limited, George Town/Cayman Islands
Venture Strategy Cayman Partners L.P., George Town/Cayman Islands
OSRAM Sylvania Ltd., Mississauga, Ontario/Canada
Siemens Canada Ltd., Burlington, Ontario/Canada
Siemens Financial Ltd., Mississauga, Burlington/Canada
SIEMENS HEALTHCARE DIAGNOSTICS LTD., Burlington, Ontario/Canada
Siemens Hearing Instruments Inc., Burlington ON/Canada
Siemens IT Solutions and Services Inc., Burlington, Ontario/Canada
Siemens Product Lifecycle Management Software (CA) Ltd., Mississauga, Ontario/Canada
Siemens Transformers Canada Inc., Trois Rivières, Quebec/Canada
Siemens Water Technologies Canada, Inc., Burlington, Ontario/Canada
Trench Ltd., Saint John, New Brunswick/Canada
Turbocare Canada Ltd., Calgary, Alberta/Canada
Wheelabrator Air Pollution Control (Canada) Inc., Burlington, Ontario/Canada
OSRAM de Colombia Iluminaciones S.A., Bogotá/Colombia
Siemens Healthcare Diagnostics Ltda., Bogotá/Colombia
Siemens Manufacturing S.A., Bogotá/Colombia
Siemens S.A., Bogotá/Colombia
Dade Behring, S.A. de C.V., Mexico D.F./Mexico
Grupo Siemens S.A. de C.V., Mexico D.F./Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez/Mexico
Industrias OSRAM de México S.A., Tultitlán/Mexico
Ingdesi S.A. de C.V., Monterrey/Mexico
OSRAM de México S.A. de C.V., Tultitlán/Mexico
OSRAM S.A. de C.V., Tultitlán/Mexico
Proyectos de Energia S.A. de C.V., Mexico D.F./Mexico
SIEMENS ELECTRONICS ASSEMBLY SYSTEMS, S. DE R.L. DE C.V., Guadalajara/Mexico
Siemens Healthcare Diagnostics, S. de R.L. de C.V., Mexico D.F./Mexico
Siemens Inmobiliaria S.A. de C.V., Mexico D.F./Mexico
Siemens Innovaciones S.A. de C.V., Mexico D.F./Mexico
Siemens IT Business Services S de RL de CV, Mexico, D.F./Mexico
Siemens IT Solutions and Services S de RL de CV, Mexico, D.F./Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., Mexico D.F./Mexico
Siemens Product Lifecycle Management Software (MX), S.A. de C.V., Santa Fe/Mexico
Siemens Servicios S.A. de C.V., Mexico D.F./Mexico
Siemens Transformadores, S.A. de C.V., Guanajuato/Mexico
Siemens, S.A. de C.V., Mexico D.F./Mexico

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens S.A., Managua/Nicaragua
Siemens Healthcare Diagnostics Panama, S.A, Panama City/Panama
Siemens S.A., Panama City/Panama
OSRAM de Perú S.A.C., Lima/Peru
Siemens S.A.C., Lima/Peru
Siemens Healthcare Diagnostics S.A., Montevideo/Uruguay
Siemens Telecomunicaciones S.A., Montevideo/Uruguay
Demag Delaval Turbomachinery Corp., Trenton, NJ/USA
Mannesmann Corporation, New York, NY/USA
Nimbus Technologies, LLC, Plano, TX/USA
OSRAM Opto Semiconductors, Inc., Sunnyvale, CA/USA
OSRAM SYLVANIA Inc., Danvers, MA/USA
OSRAM SYLVANIA Products Inc., Danvers, MA/USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR/USA
P.E.T.NET Houston, LLC, Knoxville, TN/USA
PETNET Indiana LLC, Indianapolis, IN/USA
PETNET Solutions Cleveland, LLC, Knoxville, TN/USA
PETNET Solutions, Inc., Knoxville, TN/USA
Schlesinger-Siemens Electrical, LLC, Alpharetta, GA/USA
Siemens Capital Company LLC, Iselin, NJ/USA
Siemens Corporation, New York, NY/USA
Siemens Credit Warehouse, Inc., Iselin, NJ/USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ/USA
Siemens Diagnostics Finance Co. LLC, Deerfield, IL/USA
Siemens Electronics Assembly Systems, LLC, Suwanee/USA
Siemens Energy, Inc., Orlando, FL/USA
Siemens Financial Services, Inc., Iselin, NJ/USA
Siemens Financial, Inc., Iselin, NJ/USA
Siemens Fossil Services, Inc., Orlando, FL/USA
Siemens Generation Services Company, Orlando, FL/USA
Siemens Government Services, Inc., Reston, VA/USA
Siemens Healthcare Diagnostics Inc., Tarrytown/USA
Siemens Hearing Instruments, Inc., Piscataway, NJ/USA
Siemens Industry, Inc., Buffalo Grove, IL/USA
Siemens IT Solutions and Services, Inc., Norwalk, CT/USA
Siemens Medical Solutions USA, Inc., Malvern, PA/USA
Siemens Molecular Imaging, Inc., Knoxville, TN/USA
Siemens Power Generation Service Company, Ltd., Orlando, FL/USA
Siemens Product Lifecycle Management Software II (US), Plano, TX/USA
Siemens Product Lifecycle Management Software Inc., Plano, TX/USA
Siemens Public, Inc., Wilmington, DE/USA
Siemens Treated Water Outsourcing Corp., Rockford, IL/USA
Siemens USA Holdings, Inc., New York, NY/USA
Siemens Water Technologies Corp., Warrendale, PA/USA
Siemens Water Technologies Holding Corp., Warrendale, PA/USA
SMI Holding LLC, New York, NY/USA
Sylvania Lighting Services Corp., Danvers, MA/USA
The Colorado Medical Cyclotron, LLC, Knoxville, TN/USA
Transport & Distribution Inc., Danvers, MA/USA
Traxon Supply USA Inc., EAST RUTHERFORD, NJ/USA
Turbine Airfoil Coating & Repair LLC, Middletown, NY/USA
Turblex Inc., Springfield, MO/USA
TurboCare, Inc., Chicopee, MA/USA
Wheelabrator Air Pollution Control Inc., Pittsburgh, PA/USA
Winergy Drive Systems Corp., Elgin, IL/USA
Siemens Electro Industrial S.A., Caracas/Venezuela
Siemens Healthcare Diagnostics C.A., Caracas/Venezuela
Siemens S.A., Caracas/Venezuela
TurboCare C.A., Caracas/Venezuela

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Asia (183 companies)
Siemens W.L.L., Manama/Bahrain
Siemens Bangladesh Ltd., Dhaka/Bangladesh
Beijing Siemens Cerberus Electronics Ltd., Beijing/China
Chengdu KK&K Power Fan Co., Ltd., Chengdu/China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou/China
DPC (Tianjin) Co., Ltd., Tianjin/China
Morgan Mill Parts (Shanghai) Co., Ltd., Shanghai/China
Morgan Morgoil (Shanghai) Company, Ltd., Shanghai/China
Morgan Rolling Mill (Shanghai) Co., Ltd., Shanghai/China
MWB (Shanghai) Co Ltd., Shanghai/China
Ningbo Zuoming Electronics Co. Ltd., Ningbo/China
OSRAM China Lighting Ltd., Foshan/China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan/China
Siemens Building Technologies (Tianjin) Ltd., Tianjin/China
Siemens Circuit Protection Systems Ltd., Shanghai/China
Siemens Electrical Apparatus Ltd., Suzhou/China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai/China
Siemens Electrical Drives Ltd., Tianjin/China
Siemens Electronics Assembly Systems Ltd., Shanghai, Shanghai/China
Siemens Factory Automation Engineering Ltd., Beijing/China
Siemens Finance and Leasing Ltd., Beijing/China
Siemens Financial Services Ltd., Beijing/China
Siemens Gas Turbine Parts Ltd., Shanghai/China
Siemens Healthcare Diagnostics (Shanghai) Co. Ltd., Shanghai/China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou/China
Siemens High Voltage Circuit Breakers Ltd., Hangzhou/China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou/China
Siemens High Voltage Switchgear Ltd., Shanghai/China
Siemens Industrial Automation Ltd., Shanghai, Shanghai/China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao/China
Siemens Industry Software (Shanghai) Co., Ltd., Shanghai/China
Siemens International Trading Ltd., Shanghai, Shanghai/China
Siemens Ltd., China, Beijing/China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai/China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin/China
Siemens Medical Solutions Diagnostics Ltd., Beijing/China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi/China
Siemens Mindit Magnetic Resonance Ltd., Shenzhen/China
Siemens Numerical Control Ltd., Nanjing/China
Siemens PLM Software (Shenzhen) Limited, Shenzhen/China
Siemens Power Automation Ltd., Nanjing/China
Siemens Power Equipment Packages Co. Ltd., Shanghai, Shanghai/China
Siemens Power Plant Automation Ltd., Nanjing/China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai/China
Siemens Program and System Engineering (Nanjing) Co. Ltd., Nanjing/China
Siemens Real Estate Management (Beijing) Ltd., Co., Beijing/China
Siemens Sensors & Communication Ltd., Dalian/China
Siemens Shanghai Medical Equipment Ltd., Shanghai/China
Siemens Signalling Co. Ltd., Xi’an, Xian/China
Siemens Standard Motors Ltd., Jiangsu, Yizheng/China
Siemens Surge Arresters Ltd., Wuxi/China
Siemens Switchgear Co. Ltd., Shanghai/China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing/China
Siemens Transformer (Guangzhou) Co., Ltd., Guangzhou/China
Siemens Transformer (Wuhan) Company Ltd., Wuhan City/China
Siemens Transformer Company Ltd., Jinan/China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang/China

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin/China
Siemens Water Technologies Ltd., Beijing/China
Siemens Wind Power Blades (Shanghai) Co., Ltd., Shanghai/China
Siemens Wind Power Turbines (Shanghai) Co. Ltd., Shanghai/China
Siemens Wiring Accessories Shandong Ltd., Zibo/China
Siemens X-Ray Vacuum Technology Ltd., Wuxi/China
Sunny World (Shaoxing) Green Lighting Co., Ltd., Shaoxing/China
Trench High Voltage Products Ltd., Shenyang, Shenyang/China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin/China
Asia Care Holding Limited, Hongkong/Hong-Kong
Morgan-China Ltd., Hongkong/Hong-Kong
OSRAM Asia Pacific Ltd., Hongkong/Hong-Kong
OSRAM Holding Company Ltd., Hongkong/Hong-Kong
OSRAM Lighting Control Systems Ltd., Hongkong/Hong-Kong
OSRAM Opto Semiconductors Asia Ltd., Hongkong/Hong-Kong
Siemens Building Technologies (Hong Kong/China) Ltd., Hongkong/Hong-Kong
Siemens Healthcare Diagnostics Limited, Hongkong/Hong-Kong
Siemens Ltd., Hongkong/Hong-Kong
Siemens Product Lifecycle Management Software (HK) Limited, Hongkong/Hong-Kong
Siemens Water Technologies International Sales Ltd., Hongkong/Hong-Kong
Sunny World Ltd., Hongkong/Hong-Kong
Traxon Technologies Ltd., Hongkong/Hong-Kong
Flender Ltd., Kolkata/India
Morgan Construction Company India Private Limited, Mumbai/India
OSRAM India Pvt. Ltd., Gurgaon/India
PETNET Radiopharmaceutical Solutions Pvt. Ltd., Neu Delhi/India
Powerplant Performance Improvement Ltd., Neu Delhi/India
Siemens Building Technologies Pvt. Ltd., Chennai/India
Siemens Corporate Finance Pvt. Ltd., Mumbai/India
Siemens Demag Delaval Turbomachinery Pvt. Ltd., Pune/India
Siemens Financial Services Private Limited, Mumbai, India, Mumbai/India
Siemens Healthcare Diagnostics Ltd., Vadodara/India
Siemens Hearing Instruments Pvt. Ltd., Bengaluru/India
Siemens Information Processing Services Pvt. Ltd., Bengaluru/India
Siemens Information Systems Ltd., Mumbai/India
Siemens IT Solutions and Services Pvt. Ltd., Mumbai/India
Siemens Ltd., Mumbai/India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai/India
Siemens Power Engineering Pvt. Ltd., Gurgaon/India
Siemens Product Lifecycle Management Software (India) Private Limited, Neu Delhi/India
Siemens Rolling Stock Pvt. Ltd., Mumbai/India
Siemens VAI Metals Technologies Private Limited, Kolkata/India
Vista Security Technics Private Limited, Chennai/India
Winergy Drive Systems India Pvt. Ltd., Chennai/India
P.T. OSRAM Indonesia, Tangerang/Indonesia
P.T. Siemens Hearing Instruments, Batam/Indonesia
P.T. Siemens Indonesia, Jakarta/Indonesia
Demag Delaval Desoil Services (Sherkate Sahami Khass), Qeshm/Iran
OSRAM Lamp (P.J.S) Co., Teheran/Iran
Siemens Sherkate Sahami (Khass), Teheran/Iran
Robcad Limited, Herzliya/Israel
Siemens Concentrated Solar Power Ltd., Beit Shemesh/Israel
Siemens Israel Ltd., Tel Aviv/Israel
Siemens Product Lifecycle Management Software (IL) Ltd., Herzliya/Israel
Siemens Product Lifecycle Management Software 2 (IL) Ltd., Herzliya/Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya/Israel
Hokkaido Kikoeno Plaza, Hokkaido/Japan
Kikoeno Soudanshitsu, Mie/Japan
Koden, Hiroshima/Japan

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Mochida Siemens Medical Systems Co. Ltd., Tokyo/Japan
OSRAM Ltd., Yokohama/Japan
OSRAM-MELCO Ltd., Yokohama/Japan
OSRAM-MELCO Toshiba Lighting Ltd., Yokosuka/Japan
Seiko Hochouki, Aichi/Japan
Siemens Financial Services K.K., Tokyo/Japan
Siemens Healthcare Diagnostics K.K., Tokyo/Japan
Siemens Hearing Instruments K.K., Tokyo/Japan
Siemens Japan Holding K.K., Tokyo/Japan
Siemens Japan K.K., Tokyo/Japan
Siemens Kameda Healthcare IT Systems K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software (JP) K.K., Tokyo/Japan
Siemens Product Lifecycle Management Software II (JP) K.K., Tokyo/Japan
Siemens TOO, Almaty/Kazakhstan
OSRAM Korea Co. Ltd., Ansan-City/Korea
Siemens Healthcare Diagnostics Limited, Seoul/Korea
Siemens Ltd., Seoul/Korea
Siemens PETNET Korea Co. Ltd., Seoul/Korea
Siemens Product Lifecycle Management Software (KR) Ltd., Seoul/Korea
Siemens Electrical & Electronic Services K.S.C., Kuwait/Kuwait
Dade Behring Diagnostics (Malaysia) Sdn. Bhd., Petalang Jaya, Selangor/Malaysia
EPE Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
Osram Opto Semiconductors (Malaysia) Sdn Bhd, Penang/Malaysia
Siemens Healthcare Diagnostics Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya/Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Kuala Lumpur/Malaysia
Sountex Hearing Instruments Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Holdings (Malaysia) Sdn. Bhd., Kuala Lumpur/Malaysia
VA TECH Malaysia Sdn., Kuala Lumpur/Malaysia
Siemens L.L.C., Muscat/Oman
Siemens Pakistan Engineering Co. Ltd., Karachi/Pakistan
Dade Behring Diagnostics Philippines, Inc., Manila/Philippines
Siemens IT Solutions and Services Inc., Manila/Philippines
Siemens Power Operations, Inc., Manila/Philippines
Siemens, Inc., Manila/Philippines
Siemens W.L.L., Doha/Qatar
Arabia Electric Ltd. (Equipment), Jeddah/Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh/Saudi Arabia
Siemens Ltd., Jeddah/Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh/Saudi Arabia
Westinghouse Saudi Arabia Ltd., Riyadh/Saudi Arabia
iMetrex Technologies Pte. Ltd., Singapore/Singapore
OSRAM Pte. Ltd., Singapore/Singapore
PETNET Solutions Private Limited, Singapore/Singapore
Siemens Electronics Assembly Systems Pte. Ltd, Singapore/Singapore
Siemens Healthcare Diagnostics Pte. Ltd., Singapore/Singapore
Siemens IT Solutions and Services Operations Pte. Ltd, Singapore/Singapore
Siemens Medical Instruments Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software (SG) Pte. Ltd., Singapore/Singapore
Siemens Product Lifecycle Management Software II (SG) Pte. Ltd., Singapore/Singapore
Siemens Pte. Ltd., Singapore/Singapore
OSRAM Taiwan Company Ltd., Taipeh/Taiwan
Siemens Ltd., Taipeh/Taiwan
Siemens Product Lifecycle Management Software (TW) Co. Ltd., Taipeh/Taiwan
OSRAM Thailand Co. Ltd., Bangkok/Thailand
Siemens IT Solutions and Services Ltd., Bangkok/Thailand
Siemens Limited, Bangkok/Thailand
Siemens Product Lifecycle Management Software (TH) Co. Ltd., Bangkok/Thailand

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
VA TECH Holding (Thailand) Co. Ltd., Bangkok/Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok/Thailand
OSRAM Middle East FZE, Dubai/United Arab Emirates
SD (Middle East) LLC, Dubai/United Arab Emirates
Siemens LLC, Abu Dhabi/United Arab Emirates
Siemens Middle East, FZ-LLC, Dubai/United Arab Emirates
Siemens Automation Systems Ltd., Binh Duong/Vietnam
Siemens Ltd., Ho Chi Minh City/Vietnam
Africa (37 companies)
Siemens Healthcare Diagnostics S.A.E, Cairo/Egypt
Siemens Ltd. for Trading, Cairo/Egypt
Siemens Technologies S.A.E., Cairo/Egypt
ESTEL Rail Automation SPA, Algiers/Algeria
Siemens Spa, Algiers/Algeria
Siemens S.A., Luanda/Angola
Siemens (Pvt) Ltd., Addis Abeba/Ethiopia
Siemens Kenya Ltd., Nairobi/Kenya
SCIENTIFIC MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca/Morocco
Siemens Plant Operations Tahaddart SARL, Tanger/Morocco
Siemens S.A., Casablanca/Morocco
Siemens Lda., Maputo/Mozambique
Siemens Pty. Ltd., Windhoek/Namibia
Siemens Ltd., Lagos/Nigeria
Siemens Pty. Ltd., Gaborone/Botswana
Siemens Pvt. Ltd., Harare/Zimbabwe
Business Venture Investments No 626 (Pty) Ltd, Johannesburg/South Africa
Comos Industry Solutions (Pty) Ltd, Bryanston, Johannesburg/South Africa
Dade Behring South Africa (Pty) Ltd, Randjesfontein/South Africa
Flender Power Transmission (Pty) Ltd., Johannesburg/South Africa
Linacre Investments (Pty) Ltd., Kenilworth/South Africa
Marqott (Proprietory) Limited, Pretoria/South Africa
Marqott Holdings (Pty.) Ltd., Pretoria/South Africa
OSRAM (Pty.) Ltd., Midrand/South Africa
Siemed Services (Pty.) Ltd., Mayville/South Africa
Siemens Building Technologies (Pty) Ltd., Midrand, Johannesburg/South Africa
Siemens Healthcare Diagnostics (Pty.) Limited, Isando/South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg/South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg/South Africa
Siemens IT Solutions and Services Holdings (Pty) Ltd., Johannesburg/South Africa
Siemens IT Solutions and Services South Africa (Pty) Ltd, Midrand, Halfway House/South Africa
Siemens Ltd., Midrand/South Africa
Siemens Real Estate Management (Pty.) Ltd., Umtata/South Africa
SIEMENS VAI METALS SERVICES (Pty) Ltd., Johannesburg/South Africa
VDO Car Communication South Africa (Pty.) Ltd., Martindale/South Africa
Siemens Tanzania Ltd., Dar Es Salaam/Tanzania
Siemens S.A., Tunis/Tunisia
Australia/New Zealand/Oceans (13 companies)
Eden Technology Pty Ltd, Victoria/Australia
Memcor Australia Pty. Ltd., South Windsor/Australia
OSRAM Australia Pty. Ltd., Sydney/Australia
Siemens Building Technologies Pty. Ltd., Mount Waverley/Australia
Siemens Healthcare Diagnostics Limited, Bayswater/Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater/Australia
Siemens IT Solutions and Services Pty. Ltd., Victoria/Australia
Siemens Ltd., Bayswater/Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne/Australia
Siemens Rail Services Bayside Pty. Ltd., Bayside/Australia

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Siemens Rail Services Swanston Pty. Ltd., Swanston/Australia
Siemens (N.Z.) Ltd., Auckland/New Zealand
Siemens Healthcare Diagnostics Limited, Wellington/New Zealand
Associated companies and joint ventures
Germany (45 companies)
ATS Projekt Grevenbroich GmbH, Schüttorf
BELLIS GmbH, Braunschweig
Berufsbildungszentrum ESTA-Flender GmbH, Wittgensdorf
BGZ Beteiligungsgesellschaft Zukunftsenergien AG, Husum
BSH Bosch und Siemens Hausgeräte GmbH, Munich
BWI Informationstechnik GmbH, Meckenheim
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
Erlangen AG Technologie Scouting und Marketing, Erlangen
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
GKZ Krefeld Beteiligungs-Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH, Krefeld
GKZ Krefeld Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH & Co. KG, Krefeld
HANSATON Akustik GmbH, Hamburg
IFTEC GmbH & Co. KG, Leipzig
Infineon Technologies Bipolar GmbH & Co. KG, Warstein
Infineon Technologies Bipolar Verwaltungs-GmbH, Warstein
Inge Watertechnologies AG, Greifenberg
Innovative Wind Concepts GmbH, Husum
Krauss-Maffei Wegmann GmbH & Co. KG, Munich
Krauss-Maffei Wegmann Verwaltungs-GmbH, Munich
Krempel Isolierteile GmbH & Co. KG, Thalheim
Krempel Isolierteile Verwaltungs-GmbH, Thalheim
LIB Verwaltungs-GmbH, Leipzig
Lightcycle Retourlogistik und Service GmbH, Munich
Maschinenfabrik Reinhausen GmbH, Regensburg
Maxxtec AG, Sinsheim
MeVis BreastCare GmbH & Co. KG, Bremen
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
Partikeltherapiezentrum Kiel GmbH & Co. KG, Kiel
PolyIC GmbH & Co. KG, Fürth
PolyIC Verwaltungs GmbH, Fürth
Power Vermögensbeteiligungsgesellschaft mbH Die Erste, Hamburg
PTZ Partikeltherapiezentrum Kiel Management GmbH, Wiesbaden
RITOS GmbH, Mömbris
Setrix AG, Munich
SIEKAP Industrial Services Gernsbach GmbH, Gernsbach
Siemens-Electrogeräte GmbH, Munich
SKAG Eurocash, Munich
SKAG Euroinvest Corporates, Munich
Symeo GmbH, Neubiberg
Thermosensorik GmbH, Erlangen
Transrapid International Verwaltungsgesellschaft mbH i.L., Berlin
Voith Hydro Holding GmbH & Co. KG, Heidenheim
Voith Hydro Holding Verwaltungs GmbH, Heidenheim
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
Wustermark Energie GKW Beteiligungs-GmbH, Hamburg
Europe (without Germany) (78 companies)
EMGO N.V., Lommel/Belgium
M-Brussels Invest S.A./N.V. i.L., Brussels/Belgium
T-Power NV, Brussels/Belgium
Recylum Societe par Actions Simplifiée, Paris/France
TRIXELL S.A.S., Moirans/France

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Anakiklosi Siskevon Simetochiki S.A., Piraeus/Greece
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassilikó Èvias/Euböa/Greece
Gwynt y Mor Offshore Wind Farm Limited, Swindon, Swindon/Great Britain
Kempston (1987) Limited, Croydon, Surrey/Great Britain
Lincs Renewable Energy Holdings Limited, London/Great Britain
OsteoDynamiX Ltd., London, UK/Great Britain
Plessey Holdings Ltd., Frimley, Surrey/Great Britain
Pyreos Limited, Edinburgh, Schottland/Great Britain
SMart Wind Limited, London/Great Britain
Unincorporated Joint Venture Gwynt y Mor, Swindon/Great Britain
Archimede Solar Energy S.p.A., Massa Martana/Italy
Cremona Engineering S.r.l., Cremona/Italy
E-Utile S.p.A., Milan/Italy
Transfima GEIE, Turin/Italy
Transfima S.p.A., Milan/Italy
Turboservice Torino S.p.A., Turin/Italy
VAL 208 Torino GEIE, Milan/Italy
SIA Ekogaisma, Riga/Latvia
Solutions & Infrastructure Services Limited, Gzira/Malta
Eemsmond Energie B.V., Amsterdam/Netherlands
Enterprise Networks Holdings B.V., Amsterdam/Netherlands
Infraspeed Maintainance B.V., Zoetermeer/Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam/Netherlands
Ural Locomotives Holding Besloten Vennootschap, The Hague/Netherlands
Wirescan AS, Halden/Norway
“smart technologies” Management-Beratungs- und Beteiligungsgesellschaft m.b.H., Vienna/Austria
AHC Austrian Health Care Systems & Engineering GmbH, Vienna/Austria
Archivium Dokumentenarchiv Gesellschaft m.b.H., Vienna/Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH, Vienna/Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH & Co KG, Vienna/Austria
DURATION plus, Vienna/Austria
ELIN GmbH, Vienna/Austria
ELIN GmbH & Co KG, Linz/Austria
Innovest Cash Beta Plus, Vienna/Austria
Innovest Cash Duration Plus, Vienna/Austria
Innovest Cash Neutral Equity, Vienna/Austria
INNOVEST Cash premium, Vienna/Austria
Kompetenzzentrum Licht GmbH Innsbruck, Innsbruck/Austria
Siemens Bacon GmbH, Vienna/Austria
Siemens Bacon GmbH & Co KG, Vienna/Austria
Siemens Convertibles Emerging Markets, Vienna/Austria
Siemens Convertibles Global Markets, Vienna/Austria
Siemens Equity North America, Vienna/Austria
Siemens Equity Pacific-RIM, Vienna/Austria
Siemens Equity Western Europe, Vienna/Austria
Siemens Global Bonds, Vienna/Austria
Siemens Global Corporate Bonds, Vienna/Austria
Siemens Innovest Beta Plus, Vienna/Austria
Siemens Rich & Liquid, Vienna/Austria
Siemens S3, Vienna/Austria
Siemens S5, Vienna/Austria
vatron gmbh, Linz/Austria
MTS – Metro, Transportes do Sul S.A., Lisbon/Portugal
Northern Capital Express (Express Severnoy Stolitsy), Moscow/Russian Federation
OOO FuchsMetmasch, Cherepovets/Russian Federation
OOO Interturbo, St. Petersburg/Russian Federation
OOO Transconverter, Moscow/Russian Federation
OOO VIS Automation mit Zusatz ,,Ein Gemeinschaftsunternehmen von VIS und Siemens”, Moscow/Russian Federation
ZAO Interautomatika, Moscow/Russian Federation

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
ZAO Nuclearcontrol, Moscow/Russian Federation
ZAO Systema-Service, St. Petersburg/Russian Federation
Certas AG, Zurich/Switzerland
Interessengemeinschaft TUS, Männedorf/Switzerland
EKOSIJ d.o.o., Ljubljana/Slovenia
Desarrollo de Aplicaciones Especiales S.A., Madrid/Spain
Merida Power, S.L., Madrid/Spain
Nertus Mantenimiento Ferroviario S.A., Barcelona/Spain
Soleval Renovables S.L., Sevilla/Spain
Solucia Renovables 1, S.L., Lebrija (Sevilla)/Spain
Termica AFAP S.A., Villacanas/Spain
EKOLAMP s.r.o., Prague/Czech Republic
Meomed s.r.o., Prerov/Czech Republic
South Energia Zrt., Szeged/Hungary
America (30 companies)
Metronec S.A. -Siemens IT solutions & Services S.A. – Indra SI S.A. Union transitoria de empresa, Buenos Aires/Argentina
Metronec S.A. -Siemens IT solutions & Services S.A.Union transitoria de empresas, Buenos Aires/Argentina
Sistemas Catastrales S.A., Buenos Aires/Argentina
UTE Salta, Salta/Argentina
UTE Transito, Buenos Aires/Argentina
CVL Componentes de Vidro Ltda., Caçapava/Brazil
innotec do Brasil Ltda., São Paulo/Brazil
PowerU International Ltd., George Town/Cayman Islands
Union Temporal Recaudo y Tecnologia, Cali/Colombia
Pemopro S.A. de C.V., Mexico D.F./Mexico
Brockton Power Company LLC, Boston, MA/USA
Brockton Power Holdings Inc., Boston, MA/USA
Brockton Power Properties, Inc., Boston, MA/USA
Cyclos Semiconductor, Inc., Berkeley, CA/USA
Hear USA, Inc., West Palm Beach/USA
NetCrystal Inc., Mountain View, CA/USA
Panoratio Database Holding Incorporation, San Francisco, CA/USA
PHSITH LLC, New Castle, DE/USA
Prenova, Inc., Marietta, GA/USA
Progressive Cooling Solutions, Inc., Berkeley/USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD/USA
Rether networks, Inc., Centereach, NY/USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, OK/USA
TORP Terminal L.P., Houston, TX/USA
Treated Water Outsourcing J.V., Naperville, IL/USA
Valeo Sylvania LLC, Seymour, IN/USA
WhoGlue, Inc., Baltimore, MD/USA
XinRay Systems, LLC, Research Triangle Park, NC/USA
Zargis Medical Corp., Princeton, NJ/USA
Innovex Capital En Tecnologia, C.A., Caracas/Venezuela
Asia (32 companies)
Oil and Gas ProServ LLC, Baku/Azerbaijan
Foshan Electrical and Lighting Co., Ltd., Foshan/China
GIS Steel & Aluminum Products Co., Ltd. Hangzhou, Hangzhou/China
GSP China Technology Co., Ltd., Beijing/China
Guangzhou Morgan Seals Co., Ltd., Guangzhou/China
Newcom Traffic Technology Co., Ltd., Beijing/China
OSRAM (China) Fluorescent Materials Co., Ltd., Yi Xing City/China
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing/China
Shanghai Advanced Power Projects Co. Ltd., Shanghai/China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai/China
Siemens Traction Equipment Ltd., Zhuzhou, Zhuzhou/China

List of subsidiaries and associated companies (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB (September 30, 2010)
Yangtze Delta Manufacturing Co. Ltd., Hangzhou, Hangzhou/China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong/China
OSRAM Prosperity Company Ltd., Hongkong/Hong-Kong
Bangalore International Airport Ltd., Bengaluru/India
Torrent Power Services Pvt. Ltd., Ahmadabad/India
P.T. Jawa Power, Jakarta/Indonesia
LAMP NOOR (P.J.S.) Co., Saveh/Iran
Arava Power Company Ltd., D.N. Eilot/Israel
Global Sun Israel, L.P., D.N. Eilot/Israel
Metropolitan Transportation Solutions Ltd., Rosh Haya’in/Israel
Kanto Hochouki, Ibaragi/Japan
Kikoeno Soudanshitsu, Tochigi/Japan
Mitsubishi Electric OSRAM Ltd., Yokohama/Japan
TLT OSRAM-Melco Lighting Ltd., Yokosuka/Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu/Japan
Rousch (Pakistan) Power Ltd., Karachi/Pakistan
Arabia Electric Ltd. (Under Liquidation), Jeddah/Saudi Arabia
The Gulf Reyrolle Ltd., Al Khobar/Saudi Arabia
Power Automation Pte. Ltd., Singapore/Singapore
Modern Engineering and Consultants Co. Ltd., Bangkok/Thailand
Siemens Transformers L.L.C, Abu Dhabi/United Arab Emirates
Africa (3 companies)
Energie Electrique de Tahaddart S.A., Tanger/Morocco
VOEST-ALPINE Technical Services Ltd., Abuja/Nigeria
Impilo Consortium (Pty.) Ltd., La Lucia/South Africa
Australia/New Zealand/Oceans (1 company)
SILCAR Pty. Ltd., Glen Iris/Australia
Other investments [11]
Germany (11 companies)
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft gemeinnützige GmbH (ATIW), Paderborn
BSAV Kapitalbeteiligungen und Vermögensverwaltungs Management GmbH, Grünwald
IBS AG, Höhr-Grenzhausen
Kyros Beteiligungsverwaltung GmbH, Grünwald
PT Kapitalanlagen und Vermögensverwaltungs Management GmbH, Grünwald
Realtime Technology AG, Munich
Siemens Pensionsfonds AG, Grünwald
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens Venture Capital Fund 2 GmbH, Munich
SIM 9. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
Unterstützungskasse der VDO Mess- und Regeltechnik GmbH, Schwalbach am Taunus
Europe (without Germany) (5 companies)
AREVA NP S.A.S., Courbevoie/France
EDAP TMS S.A., Lyon/France
Medical Systems S.p.A., Genova/Italy
Corporate XII S.A. (SICAV-FIS), Luxembourg/Luxemburg
OAO Power Machines, Moscow/Russian Federation
America (4 companies)
Conproca S.A. de C.V., Mexico D.F./Mexico
Global Healthcare Exchange LLC, Westminster, CO/USA
iBAHN, South Jordan, UT/USA
Longview Intermediate Holdings B, LLC, Greenwich/USA